Exhibit 99.1

EverCommerce Provides Preliminary Expectations for 4Q21 Results

DENVER– March 7, 2022 – EverCommerce Inc. (NASDAQ: EVCM), a leading service commerce platform, today announced that in conjunction with participation in two investor conferences this week, management is providing preliminary expectations regarding results for the fourth quarter 2021. Management now expects both Revenue and Adjusted EBITDA for the fourth quarter 2021 to be above the Company’s guidance of $129.5 – 131 million and $27 – 28 million, respectively, that was provided on its third quarter earnings call.

As a reminder, EverCommerce will report its fourth quarter and fiscal year 2021 financial results after the U.S. financial markets close on Monday, March 14, 2022. Management will also host a conference call on Monday, March 14, 2022 at 3:00 p.m. Mountain Time / 5:00 p.m. Eastern Time to discuss the Company’s financial results and provide a business update. To access this call, dial (877) 313-2140 (domestic) or (470) 495-9545 (international) (ID number: 1823928). A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website (https://investors.evercommerce.com/).

About EverCommerce

EverCommerce is a leading global service commerce platform, providing vertically tailored, integrated SaaS solutions that help more than 600,000 service-based businesses accelerate growth, streamline operations, and increase retention. EverCommerce specializes in Home, Health, and Fitness & Wellness Services industries through its EverPro, EverHealth, EverWell and EverConnect brands to provide digital and mobile applications to help predict, inform, and provide convenient experiences between service professionals and their end consumers. Learn more at EverCommerce.com.

Non-GAAP Financial Measures

EverCommerce has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). EverCommerce uses these non-GAAP financial measures internally in analyzing its financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing EverCommerce’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures.

A reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP measure, is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to certain charges excluded from this non-GAAP measure; in particular, the measures and efforts of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. It is important to note that these charges could be material to EverCommerce's results computed in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our anticipated financial results. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our actual results for the quarter ended December 31, 2021 may differ, perhaps materially, from the preliminary results disclosed in this press release; our limited operating history and evolving business; we may continue to experience significant quarterly and annual fluctuations in our operating results due to a number of factors, which makes our future operating results difficult to predict; as well as the other factors described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

The foregoing preliminary financial results are based on the Company’s current estimate of its results for the fourth quarter of 2021. Actual results may differ materially from these estimates as a result of the completion of normal year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the audit of the Company’s financial statements for the year ended December 31, 2021 and the subsequent occurrence or identification of events prior to the formal issuance of the fourth quarter and annual financial results.

Investor Contact
Brad Korch
SVP and Head of Investor Relations
720-796-7664
bkorch@evercommerce.com

Media Contact
Meagan Dorsch
VP of Communications
303-915-0823
mdorsch@evercommerce.com